UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As reported in our Current Report on Form 8-K filed on May 15, 2025, HCW Biologics Inc. (the “Company”) entered into a Securities Purchase Agreement with Armistice Capital Master Fund Ltd. (“Armistice”) on May 13, 2025 that included a grant of pre-funded warrants to purchase up to 513,140 shares of the Company’s common stock $0.0001 per share (“Common Stock”) that may be exercised at any time at an exercise price of $0.0001 per share (the “Pre-Funded Warrants”). On May 15, 2025, Armistice exercised some of its Pre-Funded Warrants by delivering a notice of exercise to the Company and paying the exercise price. The Company issued 177,140 shares of registered Common Stock to Armistice on May 15, 2025.

As reported for the first quarter of 2025 on Form 10-Q filed on May 15, 2025, the Company issued a total of $270,000 principal amount of unsecured convertible promissory notes that mature on May 5, 2026 with paid in kind interest accruing thereon, payable quarterly in arrears at 10% per annum (the “Convertible Bridge Notes”). In accordance with the terms of the Convertible Bridge Notes, based on the offering price of the $5.0 million financing the Company closed on May 15, 2025, the outstanding principal and accrued interest thereon of the Convertible Bridge Notes converted into shares of Common Stock at the final offering price of $7.45 per share, and such shares will be subject to a 90-day lock up. As a result of the conversion of the Convertible Bridge Notes, the Company issued: 8,054 shares of Common Stock to Hing C. Wong, the Company's Founder and Chief Executive Officer; 13,423 shares of Common Stock to Scott T. Garrett, the Chairman of the Company's Board of Directors; and 1,342 shares of Common Stock to Gary M. Winer, a member of the Company's Board of Directors. In addition, all holders of the Convertible Bridge Notes have the right to receive a portion of the proceeds of the Company’s shares of Wugen common stock, if and when such shares are sold, the number of such Wugen shares being equal to 0.25 multiplied by the original principal amount, in dollars, of the Convertible Bridge Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	May 20, 2025	By:	/s/ Hing C. Wong
Founder and Chief Executive Officer